UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 13, 2006
                                                    ----------------


                         Delta Woodside Industries, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                        --------------------------------
                          (State of Other Jurisdiction
                                of Incorporation)

        1-10095                                            57-0535180
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


            700 North Woods Drive, Fountain Inn, South Carolina 29644
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (864) 255-4100
                         ------------------------------
                         (Registrant's Telephone Number
                              Including Area Code)


                                 Not Applicable
                         -------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant.

     (a) KPMG LLP ("KPMG") was previously the principal accountants for Delta Woodside Industries, Inc. (the "Company"). On October 13, 2006, KPMG resigned as such principal accountants.

     The audit reports of KPMG on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended July 2, 2005 and July 3, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except that KPMG's report on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal year ended July 2, 2005 contained a separate paragraph stating:

     The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note C to the consolidated financial statements, the Company has suffered recurring losses from operations and has uncertainties with regard to its ability to operate within the covenants and availability established by its revolving credit facility that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note C. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     In connection with and during the audits of the fiscal years ended July 2, 2005 and July 3, 2004, and during the subsequent period through October 13, 2006, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference in connection with their report to the subject matter of the disagreement. During the fiscal years ended July 2, 2005 and July 3, 2004 and the subsequent period through October 13, 2006, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K .

     The Company has provided a copy of this Form 8-K to KPMG and has requested KPMG to furnish the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether KPMG agrees with the preceding statements and, if not, stating the respects in which it does not agree. Such letter will be filed as an amendment to this Form 8-K .

     As previously disclosed, on October 13, 2006, the Company, Delta Mills, Inc. ("Delta Mills") and Delta Mills' wholly-owned subsidiary Delta Mills Marketing, Inc. ("DMMI") (collectively referred to as the "Companies") filed voluntary petitions for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Company has sent to the Commission a request for no-action relief to allow it to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to cease filing quarterly and annual reports (including its Annual Report on Form 10-K for the fiscal year ended July 1, 2006) and to instead file with the SEC under cover of a Current Report on Form 8-K copies of the financial reports that the Companies file with the Bankruptcy Court and Current Reports on Form 8-K to report certain other events such as material events relating to the liquidation of the Companies. The Company expects to obtain the requested relief; however, there can be no assurance to this effect. As of September 29, 2006, Delta Mills and DMMI each filed a Form 15 Certification and Notice of Termination of Registration with the Commission in order to terminate its respective Exchange Act reporting obligations. Because the Company does not expect to file an Annual Report on Form 10-K for the fiscal year ended July 1, 2006, the Company does not intend to engage a replacement for KPMG.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DELTA WOODSIDE INDUSTRIES, INC.

Date: October 19, 2006                   By: /s/ W. H. Hardman, Jr.
                                             ----------------------
                                         W.H. Hardman, Jr.
                                         Chief Financial Officer